Prospectus Supplement* Jan. 3, 2000

AXP Bond Fund S-6495 N (10/99)
AXP Managed Allocation Fund S-6141 P (11/99)

The "MANAGEMENT" section has been revised as follows:

For AXP Bond Fund

Frederick Quirsfeld, senior vice president and senior portfolio manager, joined AEFC in 1985. He is co-portfolio manager and has managed the assets of the Fund since 1985. He also serves as vice president-fixed income investments for the Funds. Steve Merrell, vice president and senior portfolio manager, joined AEFC in 1991. He is co-portfolio manager and has managed the assets of the Fund since January 2000. He is co-portfolio manager of AXP Variable Portfolio-Bond Fund. He also served as portfolio manager of Total Return Portfolio from September 1997 to December 1999.

For AXP Managed Allocation Fund

The Fund's assets are invested in Total Return Portfolio (the Portfolio), which is managed by AEFC. Day-to-day portfolio management for the various asset classes held by the Portfolio is the responsibility of the following team of portfolio managers led by Jim Johnson.

Jim Johnson has served as portfolio manager of the Portfolio since December 1999. He joined AEFC in 1994 as an equity quantitative analyst for American Express Asset Management Group Inc. He is portfolio manager of AXP Small Company Index Fund, AXP S&P 500 Index Fund, AXP Mid Cap Index Fund, AXP Total Stock Market Index Fund, and AXP Nasdaq 100 Index Fund. He is also co-portfolio manager of AXP Blue Chip Advantage Fund and AXP Research Opportunities Fund.


S-6555 A (1/00)
*Valid until next prospectus update